Exhibit 99.1

Presentation Materials for Investors June 2015

2 Disclaimer • This presentation includes certain “forward - looking statements” within the meaning of The U.S. Private Securities Litigation Reform Act of 1995. • These statements are based on current expectations and currently available information. • Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor Corporation and Toyota Motor Credit Corporation. • We do not undertake to update the forward - looking statements to reflect actual results or changes in the factors affecting the forward - looking statements. • This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities. Any offer or sa le of securities will be made only by means of a prospectus and related documentation. • Investors and others should note that we announce material financial information using the investor relations section of our corporate website ( http://www.toyotafinancial.com ) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on social media is of a material nature, some information could be material. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation Twitter Feed ( http://www.twitter.com/toyotafinancial ). We may update our social media channels from time to time on the investor relations section of our corporate website.

Disclaimer

- This presentation includes certain "forward-looking statements" within the meaning of The U.S. Private Securities Litigation Reform Act of 1995.
- These statements are based on current expectations and currently available information.
- Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor Corporation and Toyota Motor Credit Corporation.
- We do not undertake to update the forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking statements.
- This presentation does not constitute or form part of and should not be construed as, an offer to sell or issue or the solicitation of an offer to purchase or subscribe for securities of TMCC in any jurisdiction or an inducement to enter into investment activity in any jurisdiction. Neither this presentation nor any part thereof, nor the fact of its distribution, shall form the basis of, or be relied on in connection with, any contract or commitment or investment decision whatsoever. Any offer or sale of securities by TMCC will be made only by means of a prospectus and related documentation.
- Investors and prospective investors in securities of TMCC are required to make their own independent investigation and appraisal of the business and financial condition of TMCC and the nature of its securities. This presentation does not constitute a recommendation regarding securities of TMCC. Any prospective purchaser of securities in TMCC is recommended to seek its own independent financial advice.
- This presentation is made to and directed only at (i) persons outside the United Kingdom, or (ii) qualified investors or investment professionals falling within Article 19(5) and Article 49(2)(a) to (d) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the "Order"), or (iii) high net worth individuals, and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order, and (iv) persons who are "qualified investors" within the meaning of Article 2(1)(e) of the Prospectus Directive (Directive 2003/71/EC) as amended (such persons collectively being referred to as "Relevant Persons"). This presentation must not be acted or relied on by persons who are not Relevant Persons. Any investment or investment activity to which this presentation relates is available only to Relevant Persons and will be engaged in only with Relevant Persons.
- This presentation is an advertisement and not a prospectus and investors should not subscribe for or purchase any securities of TMCC referred to in this presentation or otherwise except on the basis of information in the base prospectus of Toyota Motor Finance (Netherlands) B.V., Toyota Credit Canada Inc., Toyota Finance Australia Limited and Toyota Motor Credit Corporation dated 12 September 2014 as supplemented from time to time together with the applicable final terms which are or will be, as applicable, available on the website of the London Stock Exchange plc at www.londonstockexchange.com/exchange/news/market-news/market-news-home.html.
- Investors and others should note that we announce material financial information using the investor relations section of our corporate website (http://www.toyotafinancial.com) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on social media is of a material nature, some information could be material. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation Twitter Feed (http://www.twitter.com/toyotafinancial). We may update our social media channels from time to time on the investor relations section of our corporate website.

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4 Toyota ’ s Global Businesses

5 TMC Consolidated Financial Results Source : TMC FY2013, FY2014 & FY2015 Financial Summary (JPY billions) 2013 2014 2015 Net Revenues 22,064.2 25,691.9 27,234.5 Operating Income 1,320.9 2,292.1 2,750.6 Net Income 962.2 1,823.1 2,173.3 Fiscal Year Ended March 31,

6 TMC Consolidated Balance Sheet Source : TMC FY2013, FY2014 & FY2015 Financial Summary FY2013 FY2014 FY2015 (JPY billions) As of March 31, 2013 As of March 31, 2014 As of March 31, 2015 Current assets 13,784.9 15,717.7 17,936.4 Noncurrent finance receivables, net 6,943.8 8,102.3 9,202.5 Investment & other assets 7,903.4 9,976.2 11,295.2 Property, plant & equipment, net 6,851.2 7,641.3 9,295.7 Total Assets 35,483.3 41,437.5 47,729.8 Liabilities 22,710.5 26,218.5 30,082.5 Shareholders' equity 12,772.9 15,219.0 17,647.3 Total Liabilities & Shareholders' Equity 35,483.3 41,437.5 47,729.8

Toyota Across the United States 7 Operations Overview

Toyota Motor Sales, USA

- TMS sold 2.37 million vehicles in 2014; the highest sales volume since 2007 and up 6.2% from 2013
  - Toyota division is the #1 US retail brand in 2014
  - Camry was the best-selling passenger car in America for the 13th consecutive year
- Industry-leading investment in next-generation technologies in power-train, safety and production
  - TMS has one of the most fuel-efficient line-ups of any full-line OEM
  - Over 2.4 million hybrids sold in the US(1) and over 7.7 million worldwide(2)
  - 12 hybrid models(3) and 1 plug-in model across the TMS line-up
  - Mirai is Toyota's first mass-produced hydrogen fuel cell vehicle
- For 2015, TMS will launch 12 new or refreshed models. Recent and upcoming vehicle launches:

- Mirai (FCV)	- Tacoma	- Lexus NX
- Scion iM	- Avalon	- Lexus RX
- Scion iA	- RAV4	- Lexus RC

(1) As of November 2014
(2) As of March 2015
(3) Includes cars and light trucks

Source: TMS Reports

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Toyota Motor Sales, USA (2)

- Quality, dependability, safety and product appeal remain high as reflected by numerous 3rd party accolades

2015 Forbes Toyota ranked No. 1 most valuable automotive brand	2015 U.S. News Best Cars for the Money Camry Hybrid, Highlander Hybrid, RX350	2015 Fortune Magazine Toyota ranked 24th in world's most admired company list
2015 U.S. News Best Cars for Families Highlander, Highlander Hybrid, RX350	2015 NHSTA 5-Star Crash Test Rating RAV4, Scion FR-S and tC	2015 Kelley Blue Book's Best Mid-Size Pickup Truck Tacoma
Kelley Blue Book's Top 10 Best Resale Value of 2015 Tacoma, Tundra, 4Runner	2015 Fast Company Toyota ranked among World's 50 Most Innovative Companies	2015 Consumer Reports Greatest Likelihood of Turning Over 200K Miles Toyota Prius, Camry, Corolla, Sienna, and Highlander
2015 J.D. Power and Associates Customer Service Index Lexus ranked 2nd overall	2015 Kelley Blue Book 10 Best Green Cars Toyota Prius and Camry Hybrid	2014 Interbrand Best Global Green Brands Toyota ranked 2nd

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10 Toyota Motor Sales, USA (3) RAV4 Hybrid Toyota Mirai (FCV)

11 Toyota Motor Sales, USA (4) Lexus LF - C2 Scion iM

12 Toyota Motor Sales, USA (5) Lexus RC F Lexus RX350 F Sport

13 Toyota Financial Services

14 TFS Group Global Presence

15 • Over 4.3 million active finance contracts (1) • AA - (2) /Aa3 (2) rated captive finance company by S&P/Moody’s • Credit support agreement structure with TFSC/TMC (3) Toyota Financial Services Corporation (TFSC) Toyota Motor Credit Corporation (TMCC) Toyota Motor Credit Corporation (TMCC) Toyota Motor Corporation (TMC) (1) As of April 2015 (2) Outlook stable (3) The Credit Support Agreements do not apply to securitization transactions

16 TMCC Products and Services (1) Consumer Finance • Retail • Lease Dealer Finance • Wholesale • Real Estate • Working Capital • Revolving Credit Lines Insurance • Service Agreements • Prepaid Maintenance • Guaranteed Auto Protection • Excess Wear & Use • Tire & Wheel (1) In December 2014, TMCC entered into an agreement for the sale of certain assets relating to its commercial finance business to a ne wly - formed subsidiary of Toyota Industries Corporation, which forms part of the group of companies known as the Toyota Group. The closing date of the transaction has not yet been determined an d t he assets to be sold are not available for immediate sale in their present condition, as the transaction is subject to several closing conditions that have not yet been satisfied. The assets represen t a pproximately $984 million of finance receivables, net and $923 million of investments in operating leases, net as of March 31, 2015. Source: TMCC March 31, 2015 10 - K

17 Extensive Field Organization • Decentralized dealer and field support • Centralized servicing and collections (circled)

Recent TMCC Business Highlights • In excess of $10.8 billion pre - tax income over the past 5 years (1) • TFS is the top U.S. auto lender in all new vehicles (2) • Strong market share continues to drive solid financing revenues and sales support • Low net charge - off ratio driven by prudent underwriting standards and proactive servicing practices • High insurance penetration and growing insurance volume 18 (1) For the five year period from FY11 through FY15; $3.003mm + $2.423mm + $2.155mm + $1.354mm + $1.926 = $10,861mm (2) Source: AutoCount as of April 2015

19 TMCC Earning Asset Composition Managed Assets (USD billions) Source: TMCC March 31, 2011 10 - K, March 31, 2012 10 - K , March 31, 2013 10 - K , March 31, 2014 10 - K & March 31, 2015 10 - K 19.3 19.0 20.2 24.9 30.2 34.1 34.6 39.9 39.6 38.5 11.3 10.5 8.0 9.7 12.7 12.1 12.7 14.9 15.8 15.6 $76.8 $76.8 $83.0 $89.9 $97.0 Mar-11 Mar-12 Mar-13 Mar-14 Mar-15 Lease Retail Sold (ABS) Wholesale & Other

20 TMCC Financial Performance - Select Data Source: TMCC March 31, 201 5 10 - K (USD millions) 2011 2012 2013 2014 2015 Total Financing Revenues 8,064 7,429 7,244 7,397 8,310 add: Other Income 779 717 744 702 832 less: Interest Expense 4,967 4,639 4,508 5,352 5,593 and Depreciation Net Financing Revenues 3,876 3,507 3,480 2,747 3,549 and Other Revenues Net Income 1,853 1,486 1,331 857 1,197 Fiscal Year Ended March 31,

Origination Characteristics Weighted Average FICO 48 54 60 66 72 CY2011 2012 2013 2014 2015* Weighted Average Original Term Weighted Average Original Term APR Distribution New vs. Used 0% 20% 40% 60% 80% 100% CY2011 2012 2013 2014 2015 New Used 21 21 *As of March 31, 2015 Source : Company Reports 620 640 660 680 700 720 740 CY2011 2012 2013 2014 2015* Weighted Average FICO 0% 20% 40% 60% 80% 100% CY2011 2012 2013 2014 2015* <2.0% 2.0%-3.99% >= 4.0%

22 • Recent consistent, conservative underwriting standards have produced low levels of delinquencies and credit losses – Identification & minimization of least desirable segments – Ongoing focus on Toyota and Lexus business • Optimization of collections strategy and staff supports loss mitigation while enabling portfolio growth – Emphasis on early intervention – Reinforcement of strong compliance management system Credit Decisioning & Collections 22 0.0% 1.0% 2.0% 3.0% FY2009 FY2010 FY2011 FY2012 FY2013 FY2014 FY2015 Delinquency Credit loss (2) (1) Delinquency is 30+ day delinquencies as a percentage of retail receivables outstanding (2) Credit loss is annual net credit loss as a percentage of retail receivables outstanding (1)

23 TMCC Funding Programs

24 • A - 1+/P - 1 rated direct commercial paper program • $20.7 billion committed credit facilities (1) • $7.5 billion short - term liquidity investment portfolio (2) • Over $60 billion in readily salable consumer retail loan & lease receivables • Access to various domestic and international markets • Billions of additional capacity in global benchmark markets • Extensive inter - company lending infrastructure • Credit support agreements: TMCC  TFSC  TMC Exceptional Liquidity (1) As of March 31, 2015 (2) Average balance for quarter ended March 31, 2015 Source : TMCC March 31, 2015 10 - K

25 • TMCC is committed to: – Maintaining funding diversity and exceptional liquidity – Issuing into strong demand with attractive deals – Identifying & developing new markets and investor relationships – Responding quickly to opportunities with best - in - class execution – Managing our business and stakeholder relationships with a long - term view TMCC Funding Program Objectives

New Funding Vehicles 26 • Auto industry’s first ever Green Bond ABS • Diversity and Inclusion (D&I) bond syndicates led by diversity firms • Competitive, innovative and socially responsible

27 • $18.2 billion in unsecured debt • $7.5 billion in secured debt (net of amount retained ) – $2.6 billion comprised of public term secured funding (net of amount retained) TMCC FY15 Funding Overview Source : Company Reports $25.7 billion of long term debt funded in FY2015 Public/Private ABS 29% Other 8% Global MTN 26% MTN 22% EMTN 14%

28 TMCC Long Term Debt Outstanding (USD millions) Diversification in Debt Offerings As of March 31, 2015 Source: Company Reports By Deal Type By Currency USD $50,767 EUR $8,689 AUD 2,180 JPY 1,408 GBP 1,210 Other 907 Global MTN $24,100 MTN $8,621 Public/Private ABS $10,837 Other $7,557 EMTN/Eurobonds $14,046

29 Funding Flexibility And Responsiveness Source: Company Reports Diversification Across USD Curve (1) (1) Unsecured U.S. MTN issuance, excluding Structured Notes and Retail Notes Percentages may not add to 100% due to rounding As of March 31, 2015 77% 16% 37% 39% 45% 27% 4% 3% 2% 8% 7% 7% 12% 11% 9% 15% 17% 19% 12% 14% 28% 36% 20% 27% 26% 21% 13% 24% 16% 6% 0% 20% 40% 60% 80% 100% FY 10 FY 11 FY 12 FY 13 FY14 FY'15 1yr 18mth 2yr 3yr 5yr 7yr 10yr

30 Key Investment Highlights • Financial strength supported by strong credit ratings • Transparent business model with exceptional liquidity • Rational funding programs with long term perspective – Diversification in bond offerings – Focus on proactively meeting needs of market – Strong emphasis placed on flexibility and responsiveness • Industry - leading in: – Liquidity management framework – Balance sheet strength – Business model resiliency